[PROXY CARD #1: PROXY ITEM 1 - ELECT DIRECTORS/TRUSTEES BOARD #1]
Invest With Confidence	MEETING TIME: 8:00 A.M. EASTERN TIME
T. Rowe Price	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES
Ram Logo	Please refer to the Proxy Statement discussion of the proposal.
TO VOTE BY PHONE OR INTERNET USE THE CONTROL NUMBER BELOW (SEE INSTRUCTIONS ON RESERVE SIDE)	By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of
Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified below, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund`s Notice of
Annual Meeting of Shareholders and proxy statement.

**CONTROL NUMBER: 999 999 999 999 99**	THE PROXY WILL BE VOTED FOR ALL NOMINEES IF YOU DO NOT SPECIFY OTHERWISE.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES.
Please fill in box as shown using black or blue ink or number 2 pencil. / X / PLEASE DO NOT USE FINE POINT PENS.

FUND NAME ("FUND")

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the directors/trustees listed below.	/ /	/ /	/ /
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) Brian C. Rogers

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s name On the space provided below._______________________________________________________________________________

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

NOTE:  Please sign exactly as name appears on this
proxy. Joint owners should each sign personally.
Directors and other fiduciaries should indicate
the capacity in which they sign, and where more
than one name appears, a majority must sign. If a
corporation, this signature should be that of an
authorized officer who should state his or her
title.

_______________________________________
Signature(s) (and Title(s), if applicable)

Date_____________________

2006

PLEASE FOLLOW THESE INSTRUCTIONS TO VOTE BY PHONE OR INTERNET.

(PHONE)	By touch-tone telephone:	(MOUSE)	By computer via the Internet:
	have the proxy card handy		have the proxy card handy
	call 1-888-221-0697 toll free		go to the Web site www.proxyweb.com
	enter the control number found in the upper left corner of your proxy card		enter the control number found in the upper left corner of your proxy card
	follow the simple recorded instructions		follow the instructions on the screen

If you vote by computer or telephone, you do not need to mail the proxy card.
Thank you.

PLEASE SIGN ON RESERVE SIDE

2006

Invest With Confidence	MEETING TIME: 8:00 A.M. EASTERN TIME
T. Rowe Price	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES
Ram Logo	Please refer to the Proxy Statement discussion of the proposal.
TO VOTE BY PHONE OR INTERNET USE THE CONTROL NUMBER BELOW (SEE INSTRUCTIONS ON RESERVE SIDE)	By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of
Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified below, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund`s Notice of
Annual Meeting of Shareholders and proxy statement.

**CONTROL NUMBER: 999 999 999 999 99**	THE PROXY WILL BE VOTED FOR ALL NOMINEES IF YOU DO NOT SPECIFY OTHERWISE.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES.
Please fill in box as shown using black or blue ink or number 2 pencil. / X / PLEASE DO NOT USE FINE POINT PENS.

[PROXY CARD #2: PROXY ITEM 1 - ELECT DIRECTORS/TRUSTEES BOARD #2]

FUND NAME ("FUND")

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the directors/trustees listed below.	/ /	/ /	/ /
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) John H. Laporte

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s name On the space provided below._______________________________________________________________________________

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

NOTE:  Please sign exactly as name appears on this
proxy. Joint owners should each sign personally.
Directors and other fiduciaries should indicate
the capacity in which they sign, and where more
than one name appears, a majority must sign. If a
corporation, this signature should be that of an
authorized officer who should state his or her
title.

_______________________________________
Signature(s) (and Title(s), if applicable)

Date_____________________

2006

PLEASE FOLLOW THESE INSTRUCTIONS TO VOTE BY PHONE OR INTERNET.

(PHONE)	By touch-tone telephone:	(MOUSE)	By computer via the Internet:
	have the proxy card handy		have the proxy card handy
	call 1-888-221-0697 toll free		go to the Web site www.proxyweb.com
	enter the control number found in the upper left corner of your proxy card		enter the control number found in the upper left corner of your proxy card
	follow the simple recorded instructions		follow the instructions on the screen

If you vote by computer or telephone, you do not need to mail the proxy card.
Thank you.

PLEASE SIGN ON RESERVE SIDE

2006

Invest With Confidence	MEETING TIME: 8:00 A.M. EASTERN TIME
T. Rowe Price	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES
Ram Logo	Please refer to the Proxy Statement discussion of the proposal.
TO VOTE BY PHONE OR INTERNET USE THE CONTROL NUMBER BELOW (SEE INSTRUCTIONS ON RESERVE SIDE)	By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of
Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified below, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund`s Notice of
Annual Meeting of Shareholders and proxy statement.

**CONTROL NUMBER: 999 999 999 999 99**	THE PROXY WILL BE VOTED FOR ALL NOMINEES IF YOU DO NOT SPECIFY OTHERWISE.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES.
Please fill in box as shown using black or blue ink or number 2 pencil. / X / PLEASE DO NOT USE FINE POINT PENS.

[PROXY CARD #3: PROXY ITEM 1 - ELECT DIRECTORS/TRUSTEES BOARD #3]

FUND NAME ("FUND")

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the directors/trustees listed below.	/ /	/ /	/ /
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) Mary J. Miller

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s name On the space provided below._______________________________________________________________________________

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

NOTE:  Please sign exactly as name appears on this
proxy. Joint owners should each sign personally.
Directors and other fiduciaries should indicate
the capacity in which they sign, and where more
than one name appears, a majority must sign. If a
corporation, this signature should be that of an
authorized officer who should state his or her
title.

_______________________________________
Signature(s) (and Title(s), if applicable)

Date_____________________

2006

PLEASE FOLLOW THESE INSTRUCTIONS TO VOTE BY PHONE OR INTERNET.

(PHONE)	By touch-tone telephone:	(MOUSE)	By computer via the Internet:
	have the proxy card handy		have the proxy card handy
	call 1-888-221-0697 toll free		go to the Web site www.proxyweb.com
	enter the control number found in the upper left corner of your proxy card		enter the control number found in the upper left corner of your proxy card
	follow the simple recorded instructions		follow the instructions on the screen

If you vote by computer or telephone, you do not need to mail the proxy card.
Thank you.

PLEASE SIGN ON RESERVE SIDE

2006

[PROXY CARD #4: PROXY ITEMS 1 AND 2- ELECT DIRECTORS/TRUSTEES BOARD #3 AND CHANGE GNMA FUND OBJECTIVE]

VOTE BY TOUCH-TONE PHONE,
THE INTERNET, OR BY MAIL

Option 1:	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and use the control number shown below.	Invest With Confidence T. Rowe Price Ram Logo
Option 2:	On the Internet at www.proxyweb.com and use the control number shown below.
Option 3:	Return this proxy card using the enclosed envelope.
**CONTROL NUMBER: 999 999 999 999 99**

(DOWN TRIANGLE)Please fold and detach card at perforation before mailing(DOWN TRIANGLE)

----------------------------------------------------------------------------------------------------------

FUND NAME ("FUND")

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund`s Notice of Annual Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date_____________________

_______________________________________
Signature(s) (and Title(s), if applicable)

NOTE:  Please sign exactly as name appears on this
proxy. Joint owners should each sign personally.
Directors and other fiduciaries should indicate
the capacity in which they sign, and where more
than one name appears, a majority must sign. If a
corporation, this signature should be that of an
authorized officer who should state his or her
title.

(DOWN ARROW)(DOWN ARROW)

CONTINUED ON RESERVE SIDE

Please refer to the Proxy Statement discussion of these proposals.

THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.

Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(DOWN TRIANGLE)Please fold and detach card at perforation before mailing(DOWN TRIANGLE)

----------------------------------------------------------------------------------------------------------

(DOWN ARROW)Please fill in box(es) as shown using black or blue ink or number 2 pencil. / X /(DOWN ARROW)

PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the trustees listed below.	/ /	/ /	/ /
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) Mary J. Miller

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s name On the space provided below._______________________________________________________________________________

		FOR	AGAINST	ABSTAIN
2.	To change the investment objective.	/ /	/ /	/ /

(DOWN ARROW)(DOWN ARROW)

PLEASE SIGN ON RESERVE SIDE

2006

[PROXY CARD #5: PROXY ITEMS 1 AND 4- ELECT DIRECTORS/TRUSTEES BOARD #1 AND ADOPT FUNDAMENTAL POLICY]

VOTE BY TOUCH-TONE PHONE,
THE INTERNET, OR BY MAIL

Option 1:	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and use the control number shown below.	Invest With Confidence T. Rowe Price Ram Logo
Option 2:	On the Internet at www.proxyweb.com and use the control number shown below.
Option 3:	Return this proxy card using the enclosed envelope.
**CONTROL NUMBER: 999 999 999 999 99**

(DOWN TRIANGLE)Please fold and detach card at perforation before mailing(DOWN TRIANGLE)

----------------------------------------------------------------------------------------------------------

FUND NAME ("FUND")

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund`s Notice of Annual Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date_____________________

_______________________________________
Signature(s) (and Title(s), if applicable)

NOTE:  Please sign exactly as name appears on this
proxy. Joint owners should each sign personally.
Directors and other fiduciaries should indicate
the capacity in which they sign, and where more
than one name appears, a majority must sign. If a
corporation, this signature should be that of an
authorized officer who should state his or her
title.

(DOWN ARROW)(DOWN ARROW)

CONTINUED ON RESERVE SIDE

Please refer to the Proxy Statement discussion of these proposals.

THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.

Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(DOWN TRIANGLE)Please fold and detach card at perforation before mailing(DOWN TRIANGLE)

----------------------------------------------------------------------------------------------------------

(DOWN ARROW)Please fill in box(es) as shown using black or blue ink or number 2 pencil. / X /(DOWN ARROW)

PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the directors listed below.	/ /	/ /	/ /
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) Brian C. Rogers

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s name On the space provided below._______________________________________________________________________________

		FOR	AGAINST	ABSTAIN
2.	To adopt a new industry concentration fundamental policy.	/ /	/ /	/ /

(DOWN ARROW)(DOWN ARROW)

PLEASE SIGN ON RESERVE SIDE

2006

[PROXY CARD #6: PROXY ITEMS 1 AND 4- ELECT DIRECTORS/TRUSTEES BOARD #2 AND ADOPT FUNDAMENTAL POLICY]

VOTE BY TOUCH-TONE PHONE,
THE INTERNET, OR BY MAIL

Option 1:	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and use the control number shown below.	Invest With Confidence T. Rowe Price Ram Logo
Option 2:	On the Internet at www.proxyweb.com and use the control number shown below.
Option 3:	Return this proxy card using the enclosed envelope.
**CONTROL NUMBER: 999 999 999 999 99**

(DOWN TRIANGLE)Please fold and detach card at perforation before mailing(DOWN TRIANGLE)

----------------------------------------------------------------------------------------------------------

FUND NAME ("FUND")

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund`s Notice of Annual Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date_____________________

_______________________________________
Signature(s) (and Title(s), if applicable)

NOTE:  Please sign exactly as name appears on this
proxy. Joint owners should each sign personally.
Directors and other fiduciaries should indicate
the capacity in which they sign, and where more
than one name appears, a majority must sign. If a
corporation, this signature should be that of an
authorized officer who should state his or her
title.

(DOWN ARROW)(DOWN ARROW)

CONTINUED ON RESERVE SIDE

Please refer to the Proxy Statement discussion of these proposals.

THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.

Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(DOWN TRIANGLE)Please fold and detach card at perforation before mailing(DOWN TRIANGLE)

----------------------------------------------------------------------------------------------------------

(DOWN ARROW)Please fill in box(es) as shown using black or blue ink or number 2 pencil. / X /(DOWN ARROW)

PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the directors listed below.	/ /	/ /	/ /
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) John H. Laporte

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s name On the space provided below._______________________________________________________________________________

		FOR	AGAINST	ABSTAIN
2.	To adopt a new industry concentration fundamental policy.	/ /	/ /	/ /

(DOWN ARROW)(DOWN ARROW)

PLEASE SIGN ON RESERVE SIDE

2006

[PROXY CARD #7: PROXY ITEMS 1 AND 3- ELECT DIRECTORS/TRUSTEES BOARD #3 AND SIMPLIFY FUNDAMENTAL POLICY]

VOTE BY TOUCH-TONE PHONE,
THE INTERNET, OR BY MAIL

Option 1:	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and use the control number shown below.	Invest With Confidence T. Rowe Price Ram Logo
Option 2:	On the Internet at www.proxyweb.com and use the control number shown below.
Option 3:	Return this proxy card using the enclosed envelope.
**CONTROL NUMBER: 999 999 999 999 99**

(DOWN TRIANGLE)Please fold and detach card at perforation before mailing(DOWN TRIANGLE)

----------------------------------------------------------------------------------------------------------

FUND NAME ("FUND")

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund`s Notice of Annual Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date_____________________

_______________________________________
Signature(s) (and Title(s), if applicable)

NOTE:  Please sign exactly as name appears on this
proxy. Joint owners should each sign personally.
Directors and other fiduciaries should indicate
the capacity in which they sign, and where more
than one name appears, a majority must sign. If a
corporation, this signature should be that of an
authorized officer who should state his or her
title.

(DOWN ARROW)(DOWN ARROW)

CONTINUED ON RESERVE SIDE

Please refer to the Proxy Statement discussion of these proposals.

THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.

Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(DOWN TRIANGLE)Please fold and detach card at perforation before mailing(DOWN TRIANGLE)

----------------------------------------------------------------------------------------------------------

(DOWN ARROW)Please fill in box(es) as shown using black or blue ink or number 2 pencil. / X /(DOWN ARROW)

PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the directors listed below.	/ /	/ /	/ /
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) Mary J. Miller

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s name On the space provided below._______________________________________________________________________________

		FOR	AGAINST	ABSTAIN
2.	To simplify the industry concentration fundamental policy.	/ /	/ /	/ /

(DOWN ARROW)(DOWN ARROW)

PLEASE SIGN ON RESERVE SIDE

2006

[PROXY CARD #8: PROXY ITEMS 1 AND 3- ELECT DIRECTORS/TRUSTEES BOARD #1 AND SIMPLIFY FUNDAMENTAL POLICY]

VOTE BY TOUCH-TONE PHONE,
THE INTERNET, OR BY MAIL

Option 1:	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and use the control number shown below.	Invest With Confidence T. Rowe Price Ram Logo
Option 2:	On the Internet at www.proxyweb.com and use the control number shown below.
Option 3:	Return this proxy card using the enclosed envelope.
**CONTROL NUMBER: 999 999 999 999 99**

(DOWN TRIANGLE)Please fold and detach card at perforation before mailing(DOWN TRIANGLE)

----------------------------------------------------------------------------------------------------------

FUND NAME ("FUND")

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund`s Notice of Annual Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date_____________________

_______________________________________
Signature(s) (and Title(s), if applicable)

NOTE:  Please sign exactly as name appears on this
proxy. Joint owners should each sign personally.
Directors and other fiduciaries should indicate
the capacity in which they sign, and where more
than one name appears, a majority must sign. If a
corporation, this signature should be that of an
authorized officer who should state his or her
title.

(DOWN ARROW)(DOWN ARROW)

CONTINUED ON RESERVE SIDE

Please refer to the Proxy Statement discussion of these proposals.

THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.

Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(DOWN TRIANGLE)Please fold and detach card at perforation before mailing(DOWN TRIANGLE)

----------------------------------------------------------------------------------------------------------

(DOWN ARROW)Please fill in box(es) as shown using black or blue ink or number 2 pencil. / X /(DOWN ARROW)

PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the directors listed below.	/ /	/ /	/ /
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) Brian C. Rogers

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s name On the space provided below._______________________________________________________________________________

		FOR	AGAINST	ABSTAIN
2.	To simplify the industry concentration fundamental policy.	/ /	/ /	/ /

(DOWN ARROW)(DOWN ARROW)

PLEASE SIGN ON RESERVE SIDE

2006